UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2019
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)
(Address of principal executive offices and zip code)

281	949-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2019, the Board of Directors of Forum Energy Technologies, Inc. (the “Company”) appointed Mr. John McElroy, Corporate Controller, to serve as the Company’s Principal Accounting Officer (“PAO”). In connection with his appointment, Mr. McElroy has entered into the Company’s standard form of indemnification agreement.
Mr. McElroy, age 35, has served as Corporate Controller since January 2018. From March 2016 to January 2018, Mr. McElroy worked as the Assistant Controller and Director of Financial Reporting for Newpark Resources, Inc., a supplier of products, rentals and services to the oil and natural gas industry. From August 2010 to March 2016, Mr. McElroy held various roles with Kraton Corporation, a manufacturer of specialty chemicals, most recently serving as the Director of Financial Reporting from September 2014 to March 2016. Prior to joining Kraton Corporation, Mr. McElroy worked in the audit department of Ernst & Young LLP, an independent accounting firm, from September 2006 to July 2010. Mr. McElroy holds a Masters in Professional Accounting from the University of Texas at Austin and is a certified public accountant in Texas.
There are no arrangements or understandings between Mr. McElroy and other persons pursuant to which he was appointed as the PAO of the Company. There are no family relationships between Mr. McElroy and any director or executive officer, or any person nominated or chosen by the Company to become a director or executive officer that would be reportable under Item 404(a) of the Regulation S-K.
In connection with Mr. McElroy’s appointment, Mr. Tylar K. Schmitt, the Company’s former PAO, was appointed to serve as Vice President – Finance and Treasurer. Mr. Schmitt assumes the role of Treasurer from Mr. Pablo G. Mercado, the Company’s Senior Vice President and Chief Financial Officer. Mr. Mercado will continue to serve as the Company’s Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2019	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Senior Vice President, General Counsel and Secretary